                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 2002



                       FELCOR LODGING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)


           DELAWARE                     333-39595-01             75-2544994
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

        545 E. JOHN CARPENTER FREEWAY
                  SUITE 1300
                IRVING, TEXAS                                      75062
    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (972) 444-4900


          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

         (a) Financial statements of businesses acquired.

         Not applicable.

         (b) Pro forma financial information.

         Not applicable.

         (c) Exhibits.

         The following exhibits are furnished in accordance with Item 601 of Regulation S-K:

                 EXHIBIT
                 NUMBER                    DESCRIPTION OF EXHIBIT
                 -------                   ----------------------
                  99.1     Certification pursuant to 18 U.S.C. Section 1350, as
                           adopted pursuant to Section 906 of the Sarbanes-Oxley
                           Act of 2002.

ITEM 9. REGULATION FD DISCLOSURE

         On August 14, 2002, FelCor Lodging Limited Partnership (the "Partnership") submitted to the Securities and Exchange Commission, along with the Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, a written certification by the principal executive officer, Thomas J. Corcoran, Jr., and the principal financial officer, Richard J. O'Brien, of FelCor Lodging Trust Incorporated, the Partnership's general partner, for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         A copy of the certification is attached hereto as Exhibit 99.1.


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                                INDEX TO EXHIBITS

                 EXHIBIT
                 NUMBER                    DESCRIPTION OF EXHIBIT
                 -------                   ----------------------
                  99.1     Certification pursuant to 18 U.S.C. Section 1350, as
                           adopted pursuant to Section 906 of the Sarbanes-Oxley
                           Act of 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FELCOR LODGING LIMITED PARTNERSHIP

                                      By: FelCor Lodging Trust Incorporated,
                                          Its General Partner


Date: August 14, 2002                 By: /s/ Lawrence D. Robinson
                                          --------------------------------------
                                      Name:  Lawrence D. Robinson
                                      Title: Executive Vice President
                                             and General Counsel


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